SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2005
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 8.01.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, jointly administered under case number 00-34533. On May 31, 2005 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended April 30, 2005, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended April 30, 2005 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  June 15, 2005                        By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                  April 30,    February 28,
                                                    2005          2005
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $   15,547    $   14,651
    Accounts Receivable, Net                             --            --
    Inventories                                      47,047        51,369
    Other Receivables                                 6,781         6,661
    Prepaid Expenses                                  3,120         3,155
                                                  ---------     ---------
    Total Current Assets                             72,495        75,836
                                                  ---------     ---------

    Land and Buildings                               11,330        11,319
    Fixtures, Furniture and Vehicles                 10,133        10,078
    Leasehold Improvements                           28,135        28,072
    Construction in Progress                              3            20
                                                  ---------     ---------
    Total Property and Equipment                     49,601        49,489
    Accumulated Depreciation and Amortization        25,765        25,118
                                                  ---------     ---------
    Property and Equipment, Net                      23,836        24,371
                                                  ---------     ---------

    Other Assets                                     58,217        59,705
                                                  ---------     ---------
    TOTAL ASSETS                                 $  154,548    $  159,912
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  4,992         5,975
    Accrued Expenses                                 18,476        19,683
    Income Tax Currently Payable                         --            --
    Deferred Revenue                                  5,965         8,561
                                                  ---------     ---------
    Total Current Liabilities                        29,433        34,219
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               689,101       689,101

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,526
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (926,383)     (925,805)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (563,986)     (563,408)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  154,548    $  159,912
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                          One Month Ended     Two Months Ended
                                           April 30, 2005      April 30, 2005
                                         ------------------  ------------------

Sales                                              $ 26,767           $ 53,783
Costs of Sales                                       14,638             29,524
                                                    -------            --------
    Maintained Margin                                12,129             24,259

Other Income                                          2,103              4,554
                                                    -------            --------
    Total Income                                     14,232             28,813


Selling, General & Administrative Expense            14,303             28,762
Interest Expense                                         39                 96
                                                    -------            --------
    Total Operating Expense                          14,342             28,857

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes          (110)               (44)

Reorganization Items:
  Store and Distribution Center Exit Costs               --                 --
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                 --
  Interest Income                                        --                 --
  Trustee Fees                                          (11)               (11)
  Professional Fees                                    (655)            (1,293)
                                                    -------            --------
     Total Reorganization Items                        (666)            (1.304)

Delivered Sales Adjustment                               (8)               746
                                                    -------            --------
Income (Loss) Before Income Taxes                      (784)              (602)
Income Taxes                                             --                (24)
                                                    -------            --------
Net Income (Loss)                                  $   (784)           $  (578)
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)           $ (0.01)

Diluted Shares                                       60,771             60,771

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Two Months Ended
                                            April 30, 2005     April 30, 2005
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $   (784)        $      (578)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      323                 647
   Reorganization items                               666               1,304
   Sold not delivered adjustment                        8                (746)
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
	 Other receivables                             (926)                (50)
     	 Inventories                                    616               3,246
     	 Prepaid expenses                                69                  35
       Deferred taxes                                  --                  --
       Deferred revenue                                --                (718)
       Accounts payable                             1,877                (983)
       Accrued expenses                            (1,205)             (2,648)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                                644                (490)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (52)               (114)
  Disposals of property and equipment                   2                   2
  Proceeds from dispositions of fixed
    assets - reorganization                            --                  --
  Miscellaneous investments                         1,498               1,498
                                                 ---------           ---------
Net cash provided by investing activities           1,448               1,386
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --                  --
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --                  --
                                                 ---------           ---------
Net increase (decrease) in cash                     2,093                 896
Cash at beginning of period                        13,454              14,651
                                                 ---------           ---------
Cash at end of period                           $  15,547          $   15,547
                                                 =========           =========